                                                                    EXHIBIT 10.1


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of this ___ day of May, 2006, by and among PRIVATE BUSINESS, INC., a Tennessee corporation, as borrower (the "Borrower"), BANK OF AMERICA, N.A., a national banking association, as a lender ("Bank of America") and the Majority Lenders.

                              W I T N E S S E T H:


         WHEREAS, the Borrower and Lender are parties to that certain Amended and Restated Credit Agreement, dated as of January 23, 2006, as amended by that certain First Amendment thereto, dated as of February 17, 2006, and by that certain Second Amendment thereto dated as of April 5, 2006 (as so amended, and as may be further amended from time to time, the "Credit Agreement"), pursuant to which the Lender extended certain financial accommodations to the Borrower; and

         WHEREAS, the Borrower has requested that the Lender, and the Lender has agreed to, subject to the terms hereof, amend certain provisions of the Credit Agreement as more fully set forth herein; and

         NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT.

            (a) Section 6.12 of the Credit Agreement is hereby amended by deleting the final sentence of subsection (a) thereof and by substituting in lieu thereof the following:

         "This ratio will be calculated (x) at the end of each fiscal quarter for which this Agreement requires Borrower to deliver financial statements, using the results of the twelve-month period ending with that fiscal quarter and after giving pro forma effect to any Acquisition made during such period (provided however, that the quarterly EBITDA of Goldleaf Technologies, Inc. for the second, third and fourth quarter of 2005 and the first quarter of 2006 shall be deemed to be $770,608, $545,653, $568,180, and $196,839, respectively, for the purposes of this ratio) and (y) on the date of any Credit Extension, using EBITDA for the most recent period and Funded Debt after giving pro forma effect to such Credit Extension."

            (b) Section 6.18 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "Section 6.18 Key Man Life Insurance. By no later than June 14, 2006, Borrower shall obtain (and provide evidence thereof to Lender) key man life insurance with respect to Lynn Boggs in an aggregate amount of not less than Five Million Dollars ($5,000,000)."

         3. COVENANTS, REPRESENTATIONS AND WARRANTIES.

            (a) The Borrower hereby agrees that it will use commercially reasonable efforts to obtain a duly executed counterpart of this Agreement from The Lightyear Fund, L.P. promptly after the date hereof, and deliver same to Bank of America. The Borrower agrees that any failure to comply with the covenants set forth in this Section 4.1(a) shall constitute an immediate Event of Default for all purposes under the Credit Agreement at the time of such failure.

            (b) The Borrower hereby represents and warrants to and in favor of the Lender as follows:

                  (i) each representation and warranty set forth in Article 3 of the Credit Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (A) previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, (B) the Borrower has provided the Lender updates to information provided to the Lender in accordance with the terms of such representations and warranties, or (C) relating specifically to the Closing Date or otherwise inapplicable;

                  (ii) the Borrower and each Guarantor has the corporate power and authority (A) to enter into this Amendment, and (B) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (iii) this Amendment has been duly authorized, validly executed and delivered by one or more Responsible Officers of the Borrower and each Guarantor, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (A) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (B) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

                  (iv) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Articles of Incorporation or By-Laws of the

         Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound; and

                  (v) no Default exists both before and after giving effect to this Amendment, and there has been no Material Adverse Effect both before and after giving effect to this Amendment.

         4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to Bank of America's receipt of Majority Lenders' and Borrower's signature pages to this Amendment.

         5. GUARANTOR ACKNOWLEDGMENT.

            (a) Each of the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each of the Guarantors hereby confirms that the Subsidiary Guaranty or Lightyear Guaranty, as applicable, to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guarantee the payment and performance of all "Guarantied Obligations" under each of the Guarantees, as the case may be (in each case as such terms are defined in the applicable Guarantee), including without limitation the payment and performance of all such "Secured Obligations" under each of the Guarantees, as the case may be, in respect of the Secured Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

            (b) Each of the Guarantors acknowledges and agrees that any of the Guarantees to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Guarantors represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Guarantee to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            (c) Each of the Guarantors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

         6. EFFECT OF AMENDMENT; NO NOVATION. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of the Borrower to the Lender, and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby. The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or the Note or the indebtedness evidenced thereby. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Credit Agreement or any document executed in connection therewith. Instead it is the express intention to affirm the Credit Agreement and the security created thereby.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.





                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.


                                     PRIVATE BUSINESS, INC.,
                                     as Borrower



                                     By: /s/ J. Scott Craighead
                                        ---------------------------------------
                                        Name: J. Scott Craighead
                                             ----------------------------------
                                         Title: Chief Financial Officer
                                               --------------------------------


                                     BANK OF AMERICA, N.A.,
                                     as Lender


                                     By: /s/ Brian L. Martin
                                        ---------------------------------------
                                        Name: Brian L. Martin
                                             ----------------------------------
                                         Title: Senior Vice President
                                               --------------------------------



                                     FIRST HORIZON BANK,
                                     as Lender


                                     By: /s/ R. Michael Dunlap
                                        ---------------------------------------
                                        Name: R. Michael Dunlap
                                             ----------------------------------
                                         Title: Senior Vice President
                                               --------------------------------


                                     THE PEOPLES BANK,
                                     as Lender


                                     By: /s/ William P. Rutledge
                                        ---------------------------------------
                                        Name: William P. Rutledge
                                             ----------------------------------
                                         Title: Banking Officer
                                               --------------------------------



                                                              THIRD AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                 SIGNATURE PAGE 1 of 3 (9301894)

ACKNOWLEDGED AND CONSENTED
TO BY THE FOLLOWING GUARANTORS:

PRIVATE BUSINESS INSURANCE, LLC



By: /s/ Michael Berman
   ---------------------------------------
   Name: Michael Berman
        ----------------------------------
    Title: General Counsel and Secretary
          --------------------------------


FORSEON CORPORATION



By: /s/ Michael Berman
   ---------------------------------------
   Name: Michael Berman
        ----------------------------------
    Title: General Counsel and Secretary
          --------------------------------


TOWNE SERVICES, INC.



By: /s/ Michael Berman
   ---------------------------------------
   Name: Michael Berman
        ----------------------------------
    Title: General Counsel and Secretary
          --------------------------------


KVI CAPITAL, LLC



By: /s/ Michael Berman
   ---------------------------------------
   Name: Michael Berman
        ----------------------------------
    Title: General Counsel and Secretary
          --------------------------------






                                                              THIRD AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                 SIGNATURE PAGE 2 of 3 (9301894)

CAPTIVA FINANCIAL SOLUTIONS, LLC



By: /s/ Michael Berman
   ---------------------------------------
   Name: Michael Berman
        ----------------------------------
    Title: General Counsel and Secretary
          --------------------------------




                                                              THIRD AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                 SIGNATURE PAGE 3 of 3 (9301894)

ACKNOWLEDGED AND CONSENTED
TO BY THE FOLLOWING GUARANTOR:


THE LIGHTYEAR FUND, L.P.

By: /s/ Timothy Kacini
   ---------------------------------------
   Name: Timothy Kacini
        ----------------------------------
    Title: Vice President
          --------------------------------




                                                              THIRD AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                                  SIGNATURE PAGE